SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

       Date of report (date of earliest event reported): January 29, 2007


                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)


                   1250 Route 28, Branchburg, New Jersey 08876
               (Address of principal executive offices) (Zip Code)


                                 (908) 927-0004
                         (Registrant's telephone number)


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.03 Creation of a Direct Financial Obligation

      On January 29, 2007, the Company closed on two 90-day loans in the amount of $50,000.00 each. The loans accrue interest at the rate of 1% per month and upon maturity, the Company is obligated to pay to the lenders the outstanding principal balance, accrued interest and an origination fee of $5,000 to each lender. Upon maturity and provided the Company does not have a registration statement pending with the Securities and Exchange Commission: (a) the Company is obligated to issue 500,000 restricted common shares to each lender and (b) at the option of the lender, the outstanding principal balance, accrued interest and the origination fee may be converted into shares of the Company's restricted common stock at a conversion rate that is the lower of $.05 per share or the investment rate utilized in any private placement consummated with the Company any time following the date of the note through maturity.


Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.    10.25 Form of 10% Bridge Loan Note


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MAGNITUDE INFORMATION SYSTEMS, INC.


Dated: February 2, 2007                By: /s/ Edward L Marney
                                           -----------------------------
                                           Edward L. Marney
                                           President and Chief Executive Officer